UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2017

GOLD TORRENT, INC.

Nevada	000-53872	06-1791524
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

960 Broadway Avenue, Suite 530, Boise, Idaho 83706
(Address of principal executive offices)

(208) 3434-1413
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2017, Gold Torrent, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gold Torrent (Canada) Inc., a wholly-owned subsidiary of the Company organized under the laws of the Province of British Columbia, Canada (“Gold Torrent Canada”) and GTOR US Merger Co, a Nevada corporation and wholly-owned subsidiary of Gold Torrent Canada (“US Merger Co”). Pursuant to the terms of the Merger Agreement, the parties would effect a merger transaction that will effectively change the jurisdiction of incorporation of the corporate parent from Nevada to British Columbia, Canada (the “Redomicile Transaction”).

Pursuant to the terms of the Merger Agreement, US Merger Co. will be merged with and into the Company, with the Company continuing as the surviving corporation, and each share of Company common stock outstanding immediately prior to the effective time of the Redomicile Transaction will be cancelled and converted into the right to receive one common share of Gold Torrent Canada. At the effective time of the Redomicile Transaction and pursuant to the terms of the Merger Agreement, all outstanding options to purchase shares of the Company’s common stock, all outstanding shares of restricted stock, and all other equity-based awards granted to employees and directors of the Company or any of its subsidiaries under the Company’s equity incentive plans prior to the effective time of the Redomicile Transaction will entitle the holder to purchase or receive, or receive benefits or amounts based on, as applicable, an equal number of common shares in Gold Torrent Canada. All such equity-based awards will generally be subject to the same terms and conditions as were applicable to such awards immediately prior to the effective time of the Redomicile Transaction.

The consummation of the Redomicile Transaction will be conditioned on (1) the affirmative vote of a majority of the outstanding shares of the Company’s common stock entitled to vote on the adoption of the Merger Agreement, (2) the Securities and Exchange Commission (the “SEC”) declaring effective a registration statement registering the distribution of common shares of Gold Torrent Canada in the Redomicile Transaction filed by Gold Torrent Canada on Form S-4 under the Securities Act of 1933, as amended, and (4) other customary conditions.

The foregoing description of the Merger Agreement is only a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1.

ITEM 9.01 Financial Statements and Exhibits

2.1	Agreement and Plan of Merger dated October 19, 2017, by and among Gold Torrent, Inc. Gold Torrent (Canada) Inc. and GTOR US Merger Co.

Cautionary Statement Regarding Forward Looking Statements

This current report on Form 8-K contains “forward-looking statements” that are subject to risks and uncertainties. Such forward-looking statements typically can be identified by the use of words such as “expect,” “estimate,” “anticipate,” “forecast,” “intend,” “project,” “target,” “plan,” “believe” and similar terms and expressions. Forward-looking statements are based on current expectations and assumptions. Although the Company believes that its expectations and assumptions are reasonable, it can give no assurance that these expectations and assumptions will prove to have been correct, and actual results may vary materially. For example, (1) the Company may be unable to obtain the stockholder approval required for the Redomicile Transaction; (2) the Company may abandon the Redomicile Transaction; (3) conditions to the closing of the Redomicile Transaction may not be satisfied; (4) the Redomicile Transaction may involve unexpected costs, unexpected liabilities or unexpected delays; (5) the Company’s business may suffer as a result of uncertainty surrounding the Redomicile Transaction; (6) the Company may not realize the anticipated benefits of the Redomicile Transaction; (7) the Redomicile Transaction may negatively impact the Company’s relationships; (8) the Redomicile Transaction may result in negative publicity affecting the Company’s business and the price of the Company’s common stock; (9) the Redomicile Transaction may have negative tax consequences to the Company and holders of the Company’s common stock and (10) the Company may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form S-4 expected to be filed by Gold Torrent Canada with the SEC in connection with the Redomicile Transaction. All forward-looking statements included in this document are based upon information available to the Company on the date hereof, and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Note

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to a transaction which may become the subject of a registration statement filed with the SEC. In connection with the proposed Redomicile Transaction, Gold Torrent Canada expects to file a Form S-4 Registration Statement that will include a prospectus of Gold Torrent Canada and a proxy statement of the Company. Each of Gold Torrent Canada and the Company also plan to file other relevant documents with the SEC regarding the Redomicile Transaction. This current report on Form 8-K is not a substitute for the registration statement Gold Torrent Canada intends to file with the SEC regarding the proposed Redomicile Transaction or for any other document the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS OF GOLD TORRENT, INC. ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS ONCE FILED (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GOLD TORRENT (CANADA) INC., GOLD TORRENT, INC. AND THE REDOMICILE TRANSACTION. When available, investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents to be filed with the SEC from the SEC’s web site at www.sec.gov or at the Company’s web site at www.goldtorrentinc.com. Investors and security holders may also read and copy any reports, statements and other information filed by Gold Torrent, Inc. or Gold Torrent (Canada) Inc., with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. When available, investors and security holders may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail or telephone to Gold Torrent, Inc., 960 Broadway Avenue, Suite 530, Boise, ID 83706, telephone (208) 343-1413.

Gold Torrent, Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed Redomicile Transaction. Information about these persons is set forth in the Company’s Annual Report on Form 10-K filed by the Company with the SEC on June 23, 2017, and will be included in the Form S-4 to be filed by Gold Torrent Canada and in any documents subsequently filed by the Company’s directors and officers under the Securities Exchange Act of 1934, as amended. These documents can be obtained free of charge from the sources indicated above. Investors and security holders may obtain additional information regarding the interests of such persons, which may be different from those of the Company’s stockholders generally, by reading the proxy statement/prospectus and other relevant documents regarding the proposed Redomicile Transaction to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD TORRENT, INC.

Date: October 19, 2017	By:	/s/ Ryan Hart
	Name:	Ryan Hart
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 19, 2017, by and among Gold Torrent, Inc. Gold Torrent (Canada) Inc. and GTOR US Merger Co.